Exhibit 10.7.2

Confidential Treatment Requested Centrexion Therapeutics Corporation

AMENDMENT #1

TO PATENT ASSIGNMENT AND LICENSING AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) to the Patent Assignment and Licensing Agreement by and between Boehringer Ingelheim International GmbH (“BII”) and Centrexion Therapeutics Corporation (“CENTREXION”), dated November 11, 2015, (the “Agreement”) is entered into effective as of January 29, 2018.

WHEREAS, pursuant to the Agreement, in November 2017 CENTREXION provided BII with a progress report related to activities during the period May 2017 through November 2017 (the “November 2017 Progress Report,” attached hereto as Exhibit A); and

WHEREAS, the November 2017 Progress Report updated certain expected timelines and expected completion dates for certain milestone events set forth in the Agreement; and

WHEREAS, CENTREXION and BII (each, a “Party” and together, the “Parties”) wish to amend the Agreement by replacing the original timelines and expected milestone completion dates contained therein with the new timelines and expected milestone completion dates set forth in the November 2017 Progress Report; and

WHEREAS, the Parties wish to further amend the Agreement to set forth a practical procedure whereby they may agree upon additional, future amendments to the Agreement’s timelines and expected milestone completion dates in the event additional, future changes to such timelines or dates are required;

NOW, THEREFORE, in consideration of the mutual covenants, agreements and stipulations set forth herein and in the Agreement, the receipt and legal sufficiency of which are hereby mutually acknowledged, and intending to be legally bound, the Parties hereby agree to amend the Agreement as follows:

1. The last sentence of Section 4.2 of the Agreement shall be deleted and replaced in its entirety with the following language:

CENTREXION shall perform the Development within the timelines as set forth within the most recent Agreed Progress Report provided by CENTREXION to BII. The Parties agree and acknowledge that as of the date of Amendment No. 1 to this Agreement, the most recent Agreed Progress Report is the November 2017 Progress Report.

2. Section 4.3 of the Agreement shall be deleted and replaced in its entirety with the following language:

Development Milestones. CENTREXION shall achieve the following development milestones (“Development Milestones”):

(a) CCR2: Initiation (first patient in) of a Phase IIa Clinical Trial before the expected date for such Development Milestone consistent with the timelines set forth in the most recent Agreed Progress Report.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

(b) CB2: Initiation (first patient in) of a Phase I Clinical Trial before the expected date for such Development Milestone consistent with the timelines set forth in the most recent Agreed Progress Report.

(c) SSTR4: Initiation (first patient in) of a Phase I Clinical Trial before the expected date for such Development Milestone consistent with the timelines set forth in the most recent Agreed Progress Report.

3. Section 4.4 of the Agreement shall be deleted and replaced in its entirety with the following language:

Extensions of Time. If CENTREXION is unlikely to accomplish a specific development, or commercialization-related task under this Agreement or the Development Plan, it shall inform BII thereof in its next Progress Report and shall state therein a new time line for expected accomplishment or achievement of such task or Development Milestone. Within [***] of receipt from CENTREXION of a Progress Report, BII shall inform CENTREXION in writing if BII has any objection to or concerns about any revised or restated timelines or expected completion dates for Development Milestones set forth therein. If BII does not so inform CENTREXION in writing of any objections or concerns within such timeframe, then BII shall be deemed to have agreed to any revised or restated timelines for Development Milestones as set forth in such Progress Report, and such Progress Report shall be considered an “Agreed Progress Report.” In the event BII does inform CENTREXION in writing of any objections or concerns within the [***] timeframe, the Parties will discuss and attempt to resolve in good faith BII’s objection or concerns; provided, however, that BII shall have no obligation to grant an extension of the Development Milestones specified in Section 4.3 and the most recent Agreed Progress Report. In such case, the Progress Report will only be deemed to be an “Agreed Progress Report” if both Parties thereafter expressly so agree in writing.

4. Section 6.1 of the Agreement shall be deleted and replaced in its entirety with the following language:

Development Reporting. CENTREXION shall inform BII, on an at least [***] basis, of the development activities performed in connection with the Products, any Results achieved or generated and timelines until next milestone. Each such report shall be known as a “Progress Report.” CENTREXION shall inform BII in each Progress Report of any material changes to the development including but not limited to significant delays in or changes to the timelines towards the next applicable milestone.

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Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

IN WITNESS WHEREOF, this Amendment No. 1 to the Agreement has been signed by the Parties hereto in two originals, each Party acknowledging receipt of one original.

Boehringer Ingelheim International GmbH		CENTREXION Therapeutics Corporation

By:	/s/ Jürgen Beck	By:	/s/ Kerrie Brady
Name:	Jürgen Beck	Name:	Kerrie Brady
Title:	Authorized Signatory	Title:	Chief Business Officer

By:	/s/ Dorothee Schwall-Rudolph
Name:	Dorothee Schwall-Rudolph
Title:	Authorized Signatory

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

Exhibit A

Progress Report – May 2017 – November 2017

[***]

As communicated previously to Boehringer Ingelheim, the FDA restrictions on the highest dose (50 mg) for CNTX-6016 in the SAD study has required Centrexion to undertake additional pharmacology/toxicology studies, [***]. The nonclinical studies are nearly complete, and Centrexion will be submitting an IND amendment to the FDA early next year to seek relief on the 50 mg dose restriction in Phase 1. [***].

[***]

CNTX-6016

[***]

NonClinical/Clinical

•

Planning an IND amendment to FDA to lift the maximum does of 50 mg by supplying additional data on: 1) myocardial contractility in the dog to confirm lack of negative inotropy; and 2) continuous EEG study in the dog to understand the PK/PD relationship leading to seizures caused by CBI activity.

•	Submit IND amendment by early 2018

•	Planning restart Phase 1 SAD in 2018

•	SAD protocol has been drafted and, after reviewing bids, tentatively awarded to [***].

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

Progress Report - November 2017 - May 2018

[***]

As communicated previously to Boehringer Ingelheim, the FDA restrictions on the high dose for CNTX-6016 in the SAD study has required Centrexion to undertake additional pharmacology/toxicology studies [***]. The CNTX-6016 nonclinical studies are now complete and Centrexion submitted an IND amendment to the FDA on May 3, 2018 to seek relief on the high dose in Phase 1. [***]

[***]

CNTX-6016

[***]

NonClinical/Clinical

•

IND amendment submitted to FDA on 3 May 2018 to lift the dose cap of 50 mg by supplying additional data on: 1) myocardial contractility in the dog to confirm lack of negative inotropy; and 2) continuous EEG study in the dog to understand the PK/PD relationship leading to seizures caused by CBI activity.

•	Planning start of Phase 1 SAD in mid-2018 [***] pending FDA response to IND amendment.

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.